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                                                                    Exhibit 10.1

                 AMENDMENT TO THE CORPORATE INTEGRITY AGREEMENT
                                   BETWEEN THE
                       OFFICE OF INSPECTOR GENERAL OF THE
                     DEPARTMENT OF HEALTH AND HUMAN SERVICES
                                       AND
                            LIFEPOINT HOSPITALS, INC.

The Office of Inspector General ("OIG") of the Department of Health and Human Services and LifePoint Hospitals, Inc. ("LifePoint") entered into a Corporate Integrity Agreement ("CIA") on December 21, 2000.

A. Pursuant to section XI.C. of LifePoint's CIA, modifications to the CIA may be made with the prior written consent of both the OIG and LifePoint. Therefore, the OIG and LifePoint hereby agree that LifePoint's CIA will be amended as follows:

         Section III.D., Review Procedures, of the CIA is hereby superseded by the attached new section III.D., Review Procedures.

         Appendix A of LifePoint's CIA is hereby superseded by the attached new Appendix A.

B. The OIG and LifePoint agree that all other sections of LifePoint's CIA will remain unchanged and in effect, unless specifically amended upon the prior written consent of the OIG and LifePoint.

C. The undersigned LifePoint signatories represent and warrant that they are authorized to execute this Amendment. The undersigned OIG signatory represents that he is signing the Amendment in his official capacity and that he is authorized to execute this Amendment.

D. This effective date of this Amendment will be the date on which the final signatory of this Amendment signs this Amendment.



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                             ON BEHALF OF LIFEPOINT

Kenneth C. Donahey                                              DATE
Chairman and Chief Executive Officer
LifePoint Hospitals, Inc.



Todd Kerr                                                       DATE
Senior Vice President of Audit and Compliance
LifePoint Hospitals, Inc.





               ON BEHALF OF THE OFFICE OF INSPECTOR GENERAL OF THE
                    DEPARTMENT OF HEALTH AND HUMAN SERVICES




Lewis Morris                                                    DATE
Assistant Inspector General for Legal Affairs
Office of Inspector General
U.S. Department of Health and Human Services